SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported  15-Nov-99

COUNTRYWIDE HOME EQUITY LOAN TRUST

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF AUGUST 31, 1999, PROVIDING FOR THE ISSUANCE OF
REVOLVING HOME EQUITY LOAN ASSET BACKED PASS-THROUGH
CERTIFICATES, SERIES 1999-C)

Countrywide Home Equity Loan Trust
(Exact name of registrant as specified in its charter)

Delaware       333-11095            36-7288169
(State or Other(Commission         (I.R.S. Employer
Jurisdiction ofFile Number)        Identification
Incorporation)                     Number)

1 Bank One Plaza
Chicago, Illinois        60670-0134
(Address of Principal    (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:

Item 5.  Other Events

On 15-Nov-99a scheduled distribution was made from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
      15-Nov-99The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.    Monthly Report Information:
      See Exhibit No.1

B.    Have any deficiencies occurred?   NO.
               Date:
               Amount:

C.    Item 1: Legal Proceedings:   NONE

D.    Item 2: Changes in SecuritiesNONE

E.    Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.    Item 5: Other Information - Form 10-Q, Part II -
      Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

      Exhibit No.

1. Monthly Distribution Report date   15-Nov-99

COUNTRYWIDE HOME EQUITY LOAN TRUST
ASSET BACKED PASS-THROUGH CERTIFICATES
SERIES 1999-C

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        15-Nov-99

               Beginning                                  Ending
               Certificate                                Certificate
Class Cusip    Balance(1)Principal Interest    Losses     Balance
A-1   222374AK6##########     0.00 1,691,157.64      0.00 340,000,000.00
A-2   222374AL456,442,1141,519,550. 281,714.74       0.00 54,922,564.36
R                   0.00      0.00        0.00       0.00       0.00
Total          ##########1,519,550.1,972,872.38      0.00 394,922,564.36


            AMOUNTS PER $1,000 UNIT
                                   Ending                 Current
                                   Certificate            Pass-Through
Class PrincipalInterest  Total     Balance     Losses     Interest Rate
A-1   0.00000004.973993064.973993061000.0000000      0.00    5.77625%
A-2   25.3258354.6952456730.0210810915.37607267      0.00    5.79625%

Investor Certificate Rates based on    5.40625%


Distribution Da 15-Nov-99

      Distribution Statement
      Pooling and Servicing Agreement Dated August 30, 1999

                                     Group 1     Group 2
(i)   Investor Floating Allocation    97.50528%  98.40046%

(ii)  Investor Certificate Distribu1,691,157.641,801,264.86

(iii) Investor Certificate Interest1,691,157.64281,714.74

(iv)  Unpaid Investor Certificate I       0.00       0.00
      Per $1000 of Original Investo   0.000000   0.000000

(v)   Remaining Unpaid Investor Cer       0.00       0.00
      Per $1000 of Original Investo   0.0000000  0.0000000

(vi), Principal Distributed
      Investor Loss Amount paid as        0.00       0.00
      Investor Loss Reduction Amoun       0.00       0.00
      Accelerated Principal Distrib       0.00       0.00
      Scheduled Principal Distribut       0.00 1,519,550.12
      Guaranteed Principal Distribu       0.00       0.00
      Total Principal Distributed         0.00 1,519,550.12

(viii)Unreimbursed Investor Loss Re       0.00       0.00
      Per $1000 of Original Investo   0.0000000  0.0000000

(ix)  Basis Risk Carryforward Distr       0.00       0.00

(x)   Basis Risk Carryforward Remai       0.00       0.00

(xi)  Servicing Fee                 145,291.27  23,899.84

(xii) Invested Amount (before distr340,000,000.56,442,114.48 Invested Amount (after distri340,000,000.54,922,564.36
      Investor Certificate Principa340,000,000.54,922,564.36
      Loan Group Factor               1.0000000  0.9153761

(xiii)Asset Balance of Mortgage Loa349,567,021.55,840,056.12

(xiv) Credit Enhancement Draw Amoun       0.00       0.00

(xv)  Delinquency Information
       Group 1                       Group 2
        Count   Balance  % of Group   Count      Balance  % of Group Bal
30-59       22 530,173.60 0.151666%          1  38,000.00   0.068052%
60-89        5 112,987.31 0.032322%          0       0.00   0.000000%
90 or        2  7,749.53  0.002217%          0       0.00   0.000000%
Total       29 650,910.44 0.186205%          1  38,000.00   0.068052%

*Note: The above statistics do not include loans in foreclosure proceedings or REO properties.

(xvi) Foreclosure and REO Information

       Group 1                       Group 2
        Count   Balance  % of Group   Count      Balance  % of Group Bal
Forecl       0      0.00  0.000000%          0       0.00   0.000000%
 REO         0      0.00  0.000000%          0       0.00   0.000000%
Total        0      0.00  0.000000%          0       0.00   0.000000%

                                     Group 1     Group 2
(xvii)Optional Servicer Advances (C       0.00       0.00
      Optional Servicer Advances (O       0.00       0.00

(xviiiInvestor Certificate Rate        5.77625%   5.79625%

(xix) Mortgage Loans retransferred to the Transferor
      pursuant to Sect. 2.04 and 2.06
      Count                                  0          0
      Principal Balance                   0.00       0.00

(xx)  Subordinated Transferor Colle       5,178        913,762.38

(xxi) Overcollateralization Step-Do       0.00       0.00

(xxii)Available Transferor Subordin5,178,331.06913,762.38
      Required Transferor Subordina       5,178        913,762.38
      Transferor Interest Collectio                        5,038.42

(xxiv)Crossover Amount                    0.00       0.00

      Funds on deposit in the Reser       0.00
      Reserve Fund Deposit                0.00
      Reserve Fund Withdrawal             0.00
      Reserve Fund Release to Trans       0.00
      Funds on deposit in the Reser       0.00

Other information
                                     Group 1     Group 2
      Transferor Principal Balance        8,699        917,491.76
      Transferor Principal Balance        9,567        917,491.76
      Fixed Allocation Percentage        98.50%     98.50%
      Periods until Step-Down Remit                                  29

      Mortgage Loans Payment Summary
      Interest Received            2,004,083.66338,890.75
      Net Liquidation Proceeds (All       0.00       0.00
      Insurance Proceeds (Allocable       0.00       0.00
      Servicer Optional Advance (Al       0.00       0.00
      Purchase Price per Sect. 2.02       0.00       0.00
      Purchase Price (90+ Day Delin       0.00       0.00
      Residual Advance                    0.00       0.00
      Total Interest               2,004,083.66338,890.75

      Begining Balance             348,699,057.57,359,606.24
      Principal Collections        11,129,147.93,517,047.80
      Net Liquidation Proceeds (All       0.00       0.00
      Insurance Proceeds (Alloc. to       0.00       0.00
      Purchase Price per Sect. 2.02       0.00       0.00
      Purchase Price (90+ Day Delin       0.00       0.00
      Loans Removed from the Trust        0.00       0.00
      Transfer Deposit Amount per S       0.00       0.00
      Total Principal              11,129,147.93,517,047.80

      Additional Balances          11,997,112.71,997,497.68
      Ending Principal Balance     349,567,021.55,840,056.12

      Alternative Principal Payment       0.00 1,519,550.12

      Loans Average Daily Balance  351,635,759.57,086,386.91

      Weighted Average Loan Rate        7.1752%    7.0629%

      Excess Interest                80,663.13  21,830.12

      Loan Modification Summary      Current   Cumulative % of Initial
      Loans with Senior Lien Balanc  41,960.82  41,960.82       0.01%
      Loans with Senior Lien Balanc       0.00       0.00       0.00%
      Loans with Credit Limit Modif 300,000.00 300,000.00       0.07%
      Loans with Gross Margin Modif       0.00       0.00       0.00%

      Credit Enhancer Information
      Amount due to Credit Enhancer       0.00       0.00
      AMBAC Surety Bond in force?      YES         YES
      Credit Enhancement Draw Amoun       0.00       0.00
      Guaranteed Principal Distribu       0.00       0.00
      Guaranteed Distribution      1,691,157.64281,714.74
      Credit Enhancement Premium     39,666.67   6,407.63

      Overcollateralization
      Required O/C Amount                 0.00       0.00
      Beginning O/C Amount                0.00       0.00
      Ending O/C Amount                   0.00       0.00
      Ending O/C Amount (% of Origi     0.0000%    0.0000%

      Liquidation Loss Amount (Curr       0.00       0.00
      Liquidation Loss Amount (Cumu       0.00       0.00

      Cumulative Loss Step-Up Perce       0.00%
      Cumulative Loss Test Violated     NO
      Rolling Six Month Delinquency     NO
      Monthly Delinquency Rate          0.0297%
      Rolling Six Month Delinquency     0.0244%
      Required Subordinated Percent       1.50%      1.50%
      Balance used for Required SubInitial BalaInitial Balance
      Initial Subordinated Amount  $5,178,331.0$913,762.38
      Can Required Transferor Subor     NO         NO



      SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         NEW CENTURY HOME EQUITY
                         LOAN TRUST

                         By: /s/ Barbara Grosse
                         Name:  Barbara Grosse
                         Title: Vice President
                         Bank One

Dated: 11/30/99